UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-00919
Van Kampen Equity and Income Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)       (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 6/30/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2009

MUTUAL FUNDS Van Kampen Equity and Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Equity and Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, C, I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

	A Shares		B Shares		C Shares		R Shares	I Shares
	since 8/3/60		since 5/1/92		since 7/6/93		since 10/1/02	since 12/22/04
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	10.03%	9.90%	8.53%	8.53%	7.73%	7.73%	4.56%	–0.38%

10-year	3.92	3.30	3.27	3.27	3.15	3.15	—	—

5-year	1.03	–0.16	0.55	0.32	0.27	0.27	0.78	—

1-year	–14.75	–19.64	–14.75	–18.89	–15.31	–16.14	–14.91	–14.54

6-month	2.66	–3.20	2.71	–2.29	2.33	1.33	2.52	2.78

Gross Expense Ratio	0.79%		1.54%		1.54%		1.04%	0.54%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class R Shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I Shares are offered without any sales charges on purchases and sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Lehman Brothers U.S. Government/Credit Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Government/Credit Index as of November 3, 2008. The Barclays Capital U.S. Government/Credit Index includes securities in the Government and Credit Indices. The Government Index consists of securities issued by the U.S. government and its agencies. The Credit Index consists of publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The indices are unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended June 30, 2009

Market Conditions

The stock market began to rebound during the six-month period ended June 30, 2009, with the second quarter of 2009 marking the first positive quarterly return in the broad market (as measured by the S&P 500® Index) since third quarter 2007.

We saw the first signs of downward pressure on the market moderating somewhat in December of 2008. But sentiment quickly worsened again in early 2009 based on the combination of dismal fourth quarter corporate earnings reported in January, downward revision of the fourth quarter gross domestic product (GDP) growth rate, bleak outlooks from company managements, another month of rising job losses, and a record low in consumer confidence in February. After months of anticipating how the incoming presidential administration might manage the financial crisis, investors found little solace in the initial bank recovery plan proposed by the new Treasury secretary. Against this backdrop, the market continued to fall in January and February.

Some positive news in March from the economic, corporate, and policy fronts led the market in the direction of a rally.

•	Given the market’s extremely oversold conditions, investors appeared to accept that although the economy was still mired in recession, at least its rate of decline might be slowing. Preliminary estimates reported during the period showed first quarter GDP growth fell at an annual rate of 5.7 percent, compared to 6.3 percent in the previous quarter. During this period inflation concerns also began to resurface—driven largely by the federal government’s spending proposals, increased oil prices, and importantly, the sell-off in Treasuries as it appeared that the economy may have seen the worst.

•	Improving news on the corporate front including enhanced profitability at some of the large banks, multiple consolidations in the pharmaceuticals industry and improving retail sales bolstered investors’ confidence. Additionally, the first quarter 2009 earnings season went better than expected as many companies beat analysts’ subdued expectations.

•	Finally, policy actions announcements on the margin were positively received and began to make impact, as the Treasury and Federal Reserve announced plans to buy longer-dated Treasury securities, thereby keeping those rates lower (a positive for the mortgage market and homeowners), and also announced plans to support structures which would remove “toxic assets” from banks’ portfolios.

In the context of this six-month period, the large-cap value universe, as represented by the Russell 1000® Value Index (the “Index”), fell 2.87 percent.

In the fixed income market, all sectors rebounded in 2009 with the exception of U.S. Treasury securities.

•	After rallying strongly in 2008 amid the flight to quality, the Treasury sector turned in the worst performance of the fixed income market in the first half of 2009. Yields rose across the Treasury yield curve, with long maturities experiencing the greatest increases.

•	Growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the FDIC’s Temporary Liquidity Guarantee Program, helped the government agency sector to perform well during the reporting period.

•	Corporate credit spreads began to narrow in 2009, particularly in the financials sector which was the most beaten down sector in late 2008. Although financials outperformed both industrials and utilities in recent months, the sector continues to lag over longer period and spreads still remain wider than historical averages. Within the corporate credit market as a whole, renewed investor risk appetite led lower-quality issues to outperform higher-quality issues. In terms of issuance, volumes have been robust. In fact, the first half of 2009 saw the heaviest investment grade corporate bond issuance of any six-month period on record.

In this environment, the portion of the bond market in which the Fund invests, which is represented by the Barclays Capital U.S. Government/Credit Index, was up 0.55 percent for the period under review, outperforming large-cap value stocks.

Performance Analysis

All share classes of Van Kampen Equity and Income Fund outperformed the Russell 1000® Value Index (the “Index”) and the Barclays Capital U.S. Government/ Credit Index for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended June 30, 2009

						Barclays
						Capital
					Russell 1000®	U.S. Government/
Class A	Class B	Class C	Class R	Class I	Value Index	Credit Index

2.66%	2.71%	2.33%	2.52%	2.78%	–2.87%	0.55%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

With regard to the equity portfolio, strong performance in three important sectors contributed the most to the Fund’s overall outperformance of the Index during the period:

•	The energy sector was the largest contributor to portfolio performance. Throughout the past six months, we have been increasing the Fund’s position in the sector. The price of oil reached historically high levels in mid-2008 and subsequently declined in the second half of the year. As the price declined, we took the opportunity to add to existing positions in the portfolio, as well as purchase energy stocks that focused on exploration and production. The portfolio also benefited in the energy sector from limited exposure to integrated oil companies. While we continue to monitor the price fluctuations of oil, our focus is always on the fundamentals of the companies within the sector and tilting risk/reward scales in our favor.

•	Health care also contributed to outperformance during the period. The portfolio has historically maintained an overweight in the sector; however, over the past six months the weight has declined. Most of the exposure in health care has been in the pharmaceutical industry and the portfolio benefited from holding two companies at the time it was announced they were targeted for acquisition: Wyeth and Schering Plough. Given the relative strength in health care over the past year—driven by stronger relative fundamentals and the recent merger and acquisition tailwind in pharmaceuticals, as well as by concerns surrounding the uncertainty of health care reform under the new administration—we reduced our exposure in the sector and used the proceeds to invest in other areas we believe have better risk/reward opportunity for our investors.

•	Consumer discretionary also aided portfolio performance over the past six months. The portfolio has maintained an overweight in the sector and the overweight has primarily been concentrated in media stocks. These stocks helped the portfolio during the period as other investors began to recognize their attractive relative value. We continue to focus on the consumer discretionary sector and media stocks because they continue to exhibit some of the value characteristics we seek as investors.

Although the portfolio outperformed the Index, some areas were detrimental to overall performance.

•	Financials were the largest detractor from relative performance for the period. The portfolio has maintained a significant underweight in the sector versus the Index for some time. This underweight benefited the portfolio significantly in 2007 and 2008. However, over the past six months, and especially since March, financial stocks have rebounded from their earlier dramatic decline. The Fund has exposure to financials but its exposure has been focused on financial companies we believe possess conservative balance sheets and have appropriate risk/return characteristics—and these companies did not participate in the rally to the degree that others in the sector did. In particular, the portfolio is underexposed to the banks and diversified financials that rebounded most strongly during the period. The Fund’s underexposure was based on our concerns regarding quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts required, and the unpredictability of government influence. In addition, the portfolio held an insurance brokerage company we believe offers very attractive risk/return characteristics, but underperformed during the period.

•	The utilities sector also negatively impacted performance. The portfolio held an electric power company that announced a secondary offering of common stock in order to help manage its debt; this was not well received by the market as the secondary offering dilutes existing shareholders’ ownership.

During the six-month period, the Fund’s weighting in fixed income securities declined, while the exposure to convertible securities rose. The following were the key drivers of performance in the fixed income and convertible securities portions of the portfolio for the reporting period:

•	Overall, the Fund’s credit positioning helped performance relative to the Barclays Capital U.S. Government/Credit Index. Overweights in the banking, food and beverage, insurance, and media segments benefited relative performance, as these sectors saw significant spread tightening and therefore were some of the best performing sectors for the period. As we enter the third quarter of 2009, we maintain an overweight in the credit area and seek to take advantage of emerging opportunities in the higher-quality credit space as they develop.

•	However, the Fund’s focus on higher-quality credit issues modestly detracted from the relative performance of the credit position, as higher quality issues underperformed lower quality issues during the period.

•	The agency debenture sector benefited from the growing acceptance of the newer FDIC-backed bank issues and as a result, the Fund’s agency holdings, which included FDIC-backed issues, had a positive impact on relative performance. We believe these FDIC-backed securities have offered attractive value and were compelling substitutes for FNMA and FHLMC debentures.

•	The Fund’s convertible securities position was additive to absolute return during the period.

Market Outlook

In our view, the recent equity market bounce off the bottom has in many ways been similar to other cyclical bounces—most everything appreciated fairly materially, and many of the names that had sold off the most, in turn rebounded the most. We believe that going forward, the equity market will become more of a stock pickers’ market. In other words, whereas recently one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving/good fundamentals. We think the stock market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

The past six months have been an extremely challenging environment for investors. In addition to the great swings in valuation, we have had, and continue to have, the prospect of relatively significant changes in both the financial and political landscapes. This keeps us vigilant and provides us with opportunities to add value. Throughout all of this, we focus on one constant—the investment philosophy underlying our stock selection process. We continue to seek out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving) and may take the form of growth or consolidation within an industry/sector, or a management change—or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) can be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward protecting our investors’ downside, while offering our investors the potential opportunity to outperform the market.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 6/30/09 (Unaudited)

JPMorgan Chase & Co.	3.6%
Marsh & McLennan Cos., Inc.	2.2
Occidental Petroleum Corp.	1.8
Time Warner, Inc.	1.7
Viacom, Inc., Class B	1.7
Cadbury PLC—ADR	1.6
eBay, Inc.	1.6
Verizon Communications, Inc.	1.6
American Electric Power Co., Inc.	1.5
Royal Dutch Shell PLC—ADR	1.4

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)

United States Government Agencies & Obligations	9.3%
Pharmaceuticals	6.2
Integrated Oil & Gas	6.2
Other Diversified Financial Services	4.3
Electric Utilities	3.6
Movies & Entertainment	3.4
Industrial Conglomerates	3.0
Packaged Foods & Meats	3.0
Property & Casualty Insurance	2.5
Insurance Brokers	2.2
Oil & Gas Exploration & Production	2.0
Health Care Equipment	2.0
Biotechnology	2.0
Technology	2.0
Internet Software & Services	1.9
Regional Banks	1.8
Diversified Metals & Mining	1.6
Integrated Telecommunication Services	1.6
Broadcasting & Cable TV	1.5
Banking	1.4
Home Improvement Retail	1.4
Communications Equipment	1.3
Aerospace & Defense	1.3
Computer Hardware	1.2
Industrial Machinery	1.2
Health Care	1.1
Semiconductor Equipment	1.1
Semiconductors	1.1
Oil & Gas Equipment & Services	1.0
Investment Banking & Brokerage	0.9
Consumer Electronics	0.9
Gold	0.9
Diversified Chemicals	0.9
Auto Parts & Equipment	0.9
Human Resource & Employment Services	0.8
Personal Products	0.7
Electric	0.7
Diversified Banks	0.7
Wireline	0.7
(continued on next page)

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)
(continued from previous page)

Electronic Equipment Manufacturers	0.7%
Health Care Services	0.7
Restaurants	0.7
Drug Retail	0.6
Banking—FDIC Guaranteed	0.6
Department Stores	0.6
Broadcasting—Diversified	0.6
Food/Beverage	0.5
Soft Drinks	0.5
Retailers	0.5
Health Care Distributors	0.5
Casinos & Gaming	0.5
Tobacco	0.4
Media-Noncable	0.4
Diversified Manufacturing	0.4
Apparel Retail	0.4
Computer Storage & Peripherals	0.4
Data Processing & Outsourced Services	0.4
Media-Cable	0.4
Life Insurance	0.3
Foreign Government Obligations	0.3
Noncaptive-Consumer Finance	0.3
Motorcycle Manufacturers	0.3
Agricultural Products	0.3
Oil & Gas Storage & Transportation	0.3
Oil Field Services	0.3
Advertising	0.2
Asset Backed Securities	0.2
Hypermarkets & Super Centers	0.2
Reinsurance	0.2
Integrated Energy	0.2
Health Care Facilities	0.2
Independent Energy	0.2
Internet & Data	0.2
Environmental & Facilities Services	0.2
Railroads	0.2
Systems Software	0.2
Housewares & Specialties	0.2
Pipelines	0.2
Asset Management & Custody Banks	0.2
Steel	0.1
Office Services & Supplies	0.1
Metals	0.1
Brokerage	0.1
Aluminum	0.1
Noncaptive-Diversified Finance	0.1
Automotive	0.1
Consumer Products	0.1
Wireless	0.1
Chemicals	0.1
Construction Machinery	0.1
(continued on next page)

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)
(continued from previous page)

Schools	0.1%
Supermarkets	0.1
Financial	0.1
Municipal Bonds	0.1
Non-US Agency	0.0	*
Entertainment	0.0	*
REITS	0.0	*
Packaging	0.0	*
Software	0.0	*

Total Long-Term Investments	96.5
Purchased Option	0.0	*
Total Short-Term Investments	3.2

Total Investments	99.7
Foreign Currency	0.0	*
Other Assets in Excess of Liabilities	0.3
Written Option	0.0	*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class A
Actual	$1,000.00	$1,026.57	$4.37
Hypothetical	1,000.00	1,020.48	4.36
(5% annual return before expenses)
Class B
Actual	1,000.00	1,027.08	4.37
Hypothetical	1,000.00	1,020.48	4.36
(5% annual return before expenses)
Class C
Actual	1,000.00	1,023.26	8.08
Hypothetical	1,000.00	1,016.81	8.05
(5% annual return before expenses)
Class R
Actual	1,000.00	1,025.18	5.62
Hypothetical	1,000.00	1,019.24	5.61
(5% annual return before expenses)
Class I
Actual	1,000.00	1,027.85	3.12
Hypothetical	1,000.00	1,021.72	3.11
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87%, 0.87%, 1.61%, 1.12%, and 0.62%, for Class A, B, C, R and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratios for Class B and C shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

Description	Shares	Value

Common Stocks 61.9%
Aerospace & Defense 0.8%
General Dynamics Corp.	923,500	$51,152,665
Raytheon Co.	798,800	35,490,684

		86,643,349

Apparel Retail 0.4%
Gap, Inc.	2,676,800	43,899,520

Asset Management & Custody Banks 0.2%
State Street Corp.	339,400	16,019,680

Auto Parts & Equipment 0.5%
Autoliv, Inc.	1,706,900	49,107,513

Broadcasting & Cable TV 1.2%
Comcast Corp., Class A	8,614,900	124,829,901

Broadcasting—Diversified 0.6%
Time Warner Cable, Inc.	1,945,285	61,607,176

Communications Equipment 1.1%
Cisco Systems, Inc. (a)	6,338,400	118,147,776

Computer Hardware 1.2%
Hewlett-Packard Co.	3,375,100	130,447,615

Computer Storage & Peripherals 0.2%
EMC Corp. (a)	1,692,900	22,176,990

Consumer Electronics 0.9%
Sony Corp.—ADR (Japan)	3,926,500	101,539,290

Department Stores 0.6%
Macy’s, Inc.	5,306,000	62,398,560

Diversified Banks 0.7%
Comerica, Inc.	706,200	14,936,130
Mitsubishi UFJ Financial Group, Inc.—ADR (Japan) (g)	2,331,600	14,316,024
Mizuho Financial Group, Inc.—ADR (Japan)	5,105,900	23,538,199
Sumitomo Mitsui Financial Group, Inc. (Japan)	633,600	25,621,763

		78,412,116

Diversified Chemicals 0.9%
Bayer AG—ADR (Germany)	1,858,700	99,643,048

Diversified Metals & Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc.	1,345,000	67,397,950

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Shares	Value

Drug Retail 0.6%
Walgreen Co.	2,370,600	$69,695,640

Electric Utilities 3.0%
American Electric Power Co., Inc.	5,768,027	166,638,300
Entergy Corp.	960,566	74,463,076
FirstEnergy Corp.	2,063,400	79,956,750

		321,058,126

Electronic Equipment Manufacturers 0.7%
Agilent Technologies, Inc. (a)	3,776,300	76,696,653

Gold 0.9%
Newmont Mining Corp.	2,459,800	100,532,026

Health Care Distributors 0.5%
Cardinal Health, Inc.	1,672,200	51,085,710

Health Care Equipment 1.6%
Boston Scientific Corp. (a)	7,643,500	77,505,090
Covidien PLC (Ireland)	2,592,650	97,068,816

		174,573,906

Home Improvement Retail 1.4%
Home Depot, Inc.	6,396,700	151,154,021

Human Resource & Employment Services 0.8%
Manpower, Inc.	1,148,993	48,648,364
Robert Half International, Inc.	1,809,000	42,728,580

		91,376,944

Hypermarkets & Super Centers 0.2%
Wal-Mart Stores, Inc.	516,900	25,038,636

Industrial Conglomerates 2.4%
General Electric Co.	5,993,500	70,243,820
Siemens AG—ADR (Germany)	1,422,700	98,436,613
Tyco International Ltd. (Switzerland)	3,670,550	95,360,889

		264,041,322

Industrial Machinery 1.2%
Dover Corp.	1,715,400	56,762,586
Ingersoll-Rand PLC (Ireland)	3,369,065	70,413,459

		127,176,045

Insurance Brokers 2.2%
Marsh & McLennan Cos., Inc.	12,065,200	242,872,476

Integrated Oil & Gas 6.2%
BP PLC—ADR (United Kingdom)	1,888,900	90,062,752
ConocoPhillips	990,100	41,643,606
Exxon Mobil Corp.	1,873,300	130,962,403
Hess Corp.	1,149,200	61,769,500

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Shares	Value

Integrated Oil & Gas (Continued)
Occidental Petroleum Corp.	2,897,100	$190,658,151
Royal Dutch Shell PLC—ADR (United Kingdom)	3,051,000	153,129,690

		668,226,102

Integrated Telecommunication Services 1.6%
Verizon Communications, Inc.	5,615,012	172,549,319

Internet Software & Services 1.6%
eBay, Inc. (a)	10,140,100	173,699,913

Investment Banking & Brokerage 0.9%
Charles Schwab Corp.	5,844,040	102,504,462

Motorcycle Manufacturers 0.3%
Harley-Davidson, Inc.	2,096,900	33,990,749

Movies & Entertainment 3.4%
Time Warner, Inc.	7,510,733	189,195,364
Viacom, Inc., Class B (a)	7,876,700	178,801,090

		367,996,454

Oil & Gas Equipment & Services 1.0%
Schlumberger Ltd. (Netherlands Antilles)	1,878,500	101,645,635
Smith International, Inc.	276,600	7,122,450

		108,768,085

Oil & Gas Exploration & Production 2.0%
Anadarko Petroleum Corp.	3,215,100	145,933,389
Devon Energy Corp.	1,391,600	75,842,200

		221,775,589

Other Diversified Financial Services 4.3%
Bank of America Corp.	5,860,800	77,362,560
JPMorgan Chase & Co.	11,530,345	393,300,068

		470,662,628

Packaged Foods & Meats 3.0%
Cadbury PLC—ADR (United Kingdom)	5,130,358	175,061,667
Unilever NV (Netherlands)	6,048,900	146,262,402

		321,324,069

Personal Products 0.7%
Estee Lauder Cos., Inc., Class A	2,476,600	80,910,522

Pharmaceuticals 4.1%
Abbott Laboratories	1,831,200	86,139,648
Bristol-Myers Squibb Co.	6,179,800	125,511,738
Pfizer, Inc.	2,364,000	35,460,000
Roche Holdings AG—ADR (Switzerland)	3,265,300	110,865,098
Schering-Plough Corp.	3,526,818	88,593,668

		446,570,152

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Shares	Value

Property & Casualty Insurance 2.2%
Chubb Corp.	2,756,816	$109,941,822
Travelers Cos., Inc.	3,236,049	132,807,451

		242,749,273

Regional Banks 1.5%
BB&T Corp.	1,700,400	37,374,792
First Horizon National Corp. (a)	1,258,655	15,103,866
KeyCorp	4,242,865	22,232,612
PNC Financial Services Group, Inc.	2,343,100	90,935,711

		165,646,981

Reinsurance 0.2%
Transatlantic Holdings, Inc.	564,800	24,472,784

Restaurants 0.6%
Starbucks Corp. (a)	4,361,836	60,585,902

Semiconductor Equipment 1.1%
ASML Holding N.V. (Netherlands)	2,925,700	63,341,405
Lam Research Corp. (a)	2,026,484	52,688,584

		116,029,989

Semiconductors 0.8%
Intel Corp.	5,056,500	83,685,075

Soft Drinks 0.5%
Coca-Cola Co.	1,097,900	52,688,221

Systems Software 0.2%
Symantec Corp. (a)	1,261,380	19,627,073

Tobacco 0.3%
Philip Morris International, Inc.	828,100	36,121,722

Total Common Stocks 61.9%		6,728,157,053

Convertible Preferred Stocks 2.6%
Agricultural Products 0.3%
Archer-Daniels-Midland Co.	832,350	30,372,451

Diversified Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.	98,878	111,262,470

Health Care Facilities 0.2%
HEALTHSOUTH Corp., Ser A (b)	27,000	17,590,500
HEALTHSOUTH Corp., Ser A	8,620	5,615,930

		23,206,430

Health Care Services 0.2%
Omnicare Capital Trust II	600,000	21,450,000

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Shares	Value

Housewares & Specialties 0.2%
Newell Financial Trust I	636,400	$16,983,925

Office Services & Supplies 0.1%
Avery Dennison Corp.	529,725	15,271,972

Oil & Gas Storage & Transportation 0.3%
El Paso Energy Capital Trust I	875,900	27,809,825

Regional Banks 0.3%
KeyCorp, Ser A	427,098	29,683,311

Total Convertible Preferred Stocks 2.6%		276,040,384

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Convertible Corporate Obligations 12.8% Advertising 0.2%
$28,695	Interpublic Group of Cos., Inc.	4.250%	03/15/23	$25,610,288

	Aerospace & Defense 0.5%
54,000	L-3 Communications Corp.	3.000	08/01/35	52,177,500

	Aluminum 0.1%
6,750	Alcoa, Inc.	5.250	03/15/14	11,854,687

	Auto Parts & Equipment 0.4%
31,810	BorgWarner, Inc.	3.500	04/15/12	40,199,887

	Biotechnology 2.0%
72,500	Amgen, Inc.	0.375	02/01/13	65,793,750
72,500	Amgen, Inc. (b)	0.375	02/01/13	65,793,750
37,072	Amylin Pharmaceuticals, Inc.	3.000	06/15/14	24,189,480
45,000	Invitrogen Corp.	1.500	02/15/24	44,831,250
13,636	Invitrogen Corp.	3.250	06/15/25	14,266,665

				214,874,895

	Broadcasting & Cable TV 0.3%
27,546	Liberty Media LLC	3.125	03/30/23	23,517,398
21,235	Sinclair Broadcast Group, Inc.	6.000	09/15/12	8,918,700

				32,436,098

	Casinos & Gaming 0.5%
46,844	International Game Technology (b)	3.250	05/01/14	50,650,075

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Communications Equipment 0.2%
$34,000	JDS Uniphase Corp. (b)	1.000%	05/15/26	$25,330,000

	Computer Storage & Peripherals 0.2%
24,315	NetApp, Inc. (b)	1.750	06/01/13	21,488,381

	Data Processing & Outsourced Services 0.4%
43,730	DST Systems, Inc., Ser A (c)	4.125/0.000	08/15/23	43,347,362

	Electric Utilities 0.6%
2,000	Centerpoint Energy, Inc. (d)	2.502	09/15/29	41,880,000
10,065	PG & E Corp.	9.500	06/30/10	26,030,606

				67,910,606

	Environmental & Facilities Services 0.2%
22,000	Allied Waste Industries, Inc.	4.250	04/15/34	21,450,000

	Health Care 1.0%
46,059	LifePoint Hospitals, Inc.	3.500	05/15/14	37,192,643
62,100	Mylan Labs, Inc.	1.250	03/15/12	54,104,625
21,330	Wright Medical Group, Inc.	2.625	12/01/14	16,210,800

				107,508,068

	Health Care Equipment 0.4%
46,193	Medtronic, Inc.	1.500	04/15/11	44,922,693

	Health Care Services 0.5%
75,866	Omnicare, Inc.	3.250	12/15/35	52,916,535

	Industrial Conglomerates 0.6%
64,000	3M Co., LYON	*	11/21/32	54,080,000
16,112	Textron, Inc.	4.500	05/01/13	16,232,840

				70,312,840

	Internet & Data 0.2%
22,117	Symantec Corp.	1.000	06/15/13	22,117,000

	Internet Software & Services 0.3%
28,864	Symantec Corp.	0.750	06/15/11	29,224,800

	Media-Noncable 0.2%
24,129	Omnicom Group, Inc.	*	07/31/32	24,219,484

	Oil Field Services 0.2%
17,001	Cooper Cameron Corp.	2.500	06/15/26	19,402,391

	Pharmaceuticals 1.5%
30,043	Allergan, Inc.	1.500	04/01/26	30,681,414

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pharmaceuticals (Continued)
$50,597	Millipore Corp.	3.750%	06/01/26	$50,217,522
80,067	Watson Pharmaceuticals, Inc.	1.750	03/15/23	79,366,414

				160,265,350

	Regional Banks 0.0%
1,786	National City Corp.	4.000	02/01/11	1,763,675

	Retailers 0.2%
21,638	Iconix Brand Group, Inc.	1.875	06/30/12	18,635,728

	Semiconductors 0.3%
40,978	Xilinx, Inc. (b)	3.125	03/15/37	30,221,275

	Steel 0.1%
7,166	ArcelorMittal (Luxembourg)	5.000	05/15/14	9,082,905
6,294	United States Steel Corp.	4.000	05/15/14	8,268,742

				17,351,647

	Technology 1.7%
24,495	Cadence Design Systems, Inc.	1.375	12/15/11	20,238,994
22,000	Cadence Design Systems, Inc.	1.500	12/15/13	14,630,000
35,490	Interpublic Group of Cos., Inc. (b)	4.750	03/15/23	31,364,287
36,420	Linear Technology Corp. (b)	3.000	05/01/27	30,319,650
40,539	Lucent Technologies, Inc., Ser B	2.875	06/15/25	28,934,711
30,083	ON Semiconductor Corp.	2.625	12/15/26	26,999,493
46,672	SanDisk Corp.	1.000	05/15/13	29,520,040

				182,007,175

	Total Convertible Corporate Obligations 12.8%			1,388,198,440

	Corporate Bonds 9.3% Aerospace & Defense 0.0%
2,920	Boeing Co.	6.000	03/15/19	3,189,957

	Automotive 0.1%
3,730	DaimlerChrysler NA Holding Corp.	7.750	01/18/11	3,888,633
1,095	DaimlerChrysler NA Holding Corp.	8.500	01/18/31	1,154,811
3,705	Harley-Davidson Funding Corp., Ser C (b)	6.800	06/15/18	3,219,656

				8,263,100

	Banking 1.4%
140	American Express Co.	8.125	05/20/19	145,529
15,855	Bank of America Corp., Ser L	5.650	05/01/18	14,033,403
6,760	Bank of America Corp.	5.750	12/01/17	6,028,974
450	Bank of America Corp.	7.625	06/01/19	452,785
4,395	Bank of New York Mellon Corp.	4.500	04/01/13	4,476,294
4,410	Bank of New York Mellon Corp.	5.125	08/27/13	4,646,266
4,720	Barclays Bank PLC (United Kingdom)	6.750	05/22/19	4,689,499

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Banking (Continued)
$3,548	BB&T Corp.	6.850%	04/30/19	$3,696,381
2,325	Capital One Financial Corp.	7.375	05/23/14	2,399,932
11,285	Citigroup, Inc.	6.125	11/21/17	9,909,799
6,965	Citigroup, Inc.	6.125	05/15/18	6,101,995
3,579	Credit Suisse First Boston USA, Inc.	5.125	08/15/15	3,674,803
3,380	Credit Suisse New York (Switzerland)	5.500	05/01/14	3,515,322
18,965	Goldman Sachs Group, Inc.	6.150	04/01/18	18,494,592
4,475	Goldman Sachs Group, Inc.	6.750	10/01/37	3,989,906
8,310	HBOS PLC (United Kingdom) (b)	6.750	05/21/18	6,282,734
17,720	JPMorgan Chase & Co.	4.750	05/01/13	17,960,389
1,220	JPMorgan Chase & Co.	6.000	01/15/18	1,213,955
5,480	JPMorgan Chase & Co.	6.750	02/01/11	5,731,269
3,555	PNC Funding Corp.	6.700	06/10/19	3,673,254
9,210	Sovereign Bancorp (e)	0.842	03/23/10	8,501,115
1,130	State Street Corp.	4.300	05/30/14	1,118,386
5,100	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	4,757,137
4,485	US Bancorp	4.200	05/15/14	4,540,636
14,450	Wells Fargo & Co.	5.625	12/11/17	14,247,165

				154,281,520

	Banking—FDIC Guaranteed 0.6%
65,000	JPMorgan Chase & Co.	2.125	12/26/12	64,725,050

	Brokerage 0.1%
4,315	Bear Stearns Co., Inc.	7.250	02/01/18	4,555,229
2,440	Credit Suisse New York (Switzerland)	5.000	05/15/13	2,496,645
185	Credit Suisse New York (Switzerland)	6.000	02/15/18	184,997
8,375	Merrill Lynch & Co., Inc.	6.875	04/25/18	7,763,943

				15,000,814

	Chemicals 0.1%
3,830	E.I. Du Pont de Nemours & Co.	6.000	07/15/18	4,135,718
1,540	Monsanto Co.	5.125	04/15/18	1,598,289
1,635	Potash Corp. of Saskatchewan, Inc. (Canada)	6.500	05/15/19	1,764,979

				7,498,986

	Construction Machinery 0.1%
2,185	Caterpillar Financial Services Corp.	4.900	08/15/13	2,178,766
980	Caterpillar, Inc.	7.900	12/15/18	1,132,207
3,720	John Deere Capital Corp.	5.750	09/10/18	3,802,476

				7,113,449

	Consumer Products 0.1%
4,810	Philips Electronics NV (Netherlands)	5.750	03/11/18	4,856,652
2,120	Procter & Gamble Co.	4.700	02/15/19	2,154,117
1,090	Proctor & Gamble Co.	4.600	01/15/14	1,147,503

				8,158,272

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Diversified Manufacturing 0.4%
$1,330	Brascan Corp. (Canada)	7.125%	06/15/12	$1,306,811
2,470	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	2,047,104
5,380	Cooper Industries, Inc.	5.250	11/15/12	5,750,198
2,690	Emerson Electric Co.	4.875	10/15/19	2,696,279
1,000	Emerson Electric Co.	5.000	04/15/19	1,008,009
23,535	General Electric Co.	5.250	12/06/17	23,151,238
3,620	Honeywell International, Inc.	5.300	03/01/18	3,787,139
5,315	Parker Hannifin Corp.	5.500	05/15/18	5,444,681

				45,191,459

	Electric 0.7%
2,585	Alabama Power Co., Ser 2008B	5.800	11/15/13	2,803,363
700	Consumers Energy Co., Ser F	4.000	05/15/10	707,973
610	Consumers Energy Co., Ser N	4.400	08/15/09	611,160
4,885	Detroit Edison Co.	6.125	10/01/10	5,062,814
5,255	Electricite de France SA (France) (b)	6.500	01/26/19	5,765,786
6,615	E.ON International Finance BV (Netherlands) (b)	5.800	04/30/18	6,894,186
3,665	FPL Group Capital, Inc.	6.000	03/01/19	3,943,807
1,160	Georgia Power Co.	6.000	11/01/13	1,266,357
1,330	Indianapolis Power & Light Co. (b)	6.300	07/01/13	1,330,769
4,000	NiSource Finance Corp. (e)	1.231	11/23/09	3,968,620
4,450	NiSource Finance Corp.	6.800	01/15/19	4,177,170
4,650	Ohio Edison Co.	6.400	07/15/16	4,756,317
4,910	Ohio Power Co., Ser K	6.000	06/01/16	5,007,915
2,475	Pacificorp	5.500	01/15/19	2,622,478
4,325	Peco Energy Co.	5.350	03/01/18	4,431,196
3,530	PPL Energy Supply LLC	6.300	07/15/13	3,704,160
5,245	Progress Energy, Inc.	7.050	03/15/19	5,829,713
3,120	Public Service Co. of Colorado	6.500	08/01/38	3,551,059
1,255	Public Service Electric & Gas	5.000	01/01/13	1,298,220
3,100	Union Electric Co.	6.700	02/01/19	3,245,505
6,300	Virginia Electric & Power Co.	8.875	11/15/38	8,470,104

				79,448,672

	Electric Utilities 0.0%
2,420	CenterPoint Energy Resources Corp.	6.250	02/01/37	1,825,846
1,805	CenterPoint Energy Resources Corp., Ser B	7.875	04/01/13	1,926,894

				3,752,740

	Entertainment 0.0%
3,705	Time Warner, Inc.	7.700	05/01/32	3,650,422

	Financial 0.1%
6,035	NYSE Euronext	4.800	06/28/13	6,252,870

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Food/Beverage 0.5%
$4,705	Anheuser-Busch InBev Worldwide, Inc. (b)	7.200%	01/15/14	$5,063,338
3,435	Archer-Daniels-Midland Co.	5.450	03/15/18	3,618,092
1,290	Bunge Ltd. Finance Corp.	8.500	06/15/19	1,351,159
5,165	Coca-Cola Co.	4.875	03/15/19	5,317,450
1,342	ConAgra Foods, Inc.	7.000	10/01/28	1,336,887
4,085	ConAgra Foods, Inc.	8.250	09/15/30	4,568,537
3,585	Diageo Capital PLC (United Kingdom)	5.750	10/23/17	3,746,268
1,355	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	1,534,613
6,815	FBG Finance Ltd. (Australia) (b)	5.125	06/15/15	6,392,082
2,960	General Mills, Inc.	5.250	08/15/13	3,129,214
4,065	General Mills, Inc.	5.650	02/15/19	4,256,474
1,505	Kraft Foods, Inc.	6.125	02/01/18	1,558,641
5,240	Kraft Foods, Inc.	6.125	08/23/18	5,436,034
100	Kraft Foods, Inc.	6.750	02/19/14	109,786
842	Kraft Foods, Inc.	6.875	02/01/38	893,531
890	Kraft Foods, Inc.	7.000	08/11/37	942,853
1,130	Yum! Brands, Inc.	6.250	03/15/18	1,164,603
3,790	Yum! Brands, Inc.	8.875	04/15/11	4,138,835

				54,558,397

	Health Care 0.1%
1,715	Baxter International, Inc.	5.375	06/01/18	1,798,982
4,225	Medco Health Solutions, Inc.	7.125	03/15/18	4,456,466
5,745	UnitedHealth Group, Inc.	6.000	02/15/18	5,522,703
2,250	WellPoint, Inc.	4.250	12/15/09	2,276,982
895	WellPoint, Inc.	7.000	02/15/19	926,836

				14,981,969

	Independent Energy 0.2%
2,665	Apache Corp.	6.900	09/15/18	3,056,470
4,555	Devon Financing Corp. ULC (Canada)	7.875	09/30/31	5,378,763
3,330	EnCana Corp. (Canada)	5.900	12/01/17	3,419,364
430	EnCana Corp. (Canada)	6.500	05/15/19	461,807
4,495	Questar Market Resources, Inc.	6.800	04/01/18	4,242,098
5,665	XTO Energy, Inc.	5.500	06/15/18	5,686,612

				22,245,114

	Integrated Energy 0.2%
1,980	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	1,985,710
4,755	BP Capital Markets PLC (United Kingdom)	4.750	03/10/19	4,739,123
4,615	Chevron Corp.	4.950	03/03/19	4,777,785
9,050	ConocoPhillips	5.200	05/15/18	9,155,070
2,485	ConocoPhillips	5.750	02/01/19	2,616,586

				23,274,274

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Life Insurance 0.3%
$680	ACE INA Holdings, Inc.	5.900%	06/15/19	$682,870
5,000	American General Corp.	7.500	08/11/10	4,763,250
730	John Hancock Global Funding II (b)	7.900	07/02/10	748,684
1,140	MetLife, Inc.	6.750	06/01/16	1,162,172
5,410	MetLife, Inc., Ser A	6.817	08/15/18	5,457,619
220	MetLife, Inc., Ser B	7.717	02/15/19	235,722
3,155	Nationwide Financial Services, Inc.	6.250	11/15/11	3,194,365
4,865	Platinum Underwriters Finance, Inc., Ser B	7.500	06/01/17	4,156,977
3,005	Principal Financial Group, Inc.	8.875	05/15/19	3,159,896
3,395	Prudential Financial, Inc.	6.625	12/01/37	2,950,048
365	Prudential Financial, Inc.	7.375	06/15/19	358,989
11,365	Xlliac Global Funding (b)	4.800	08/10/10	10,586,884

				37,457,476

	Media-Cable 0.4%
5,750	Comcast Cable Communications, Inc.	7.125	06/15/13	6,330,503
7,735	Comcast Corp.	5.700	05/15/18	7,789,973
10,000	Cox Communications, Inc.	7.250	11/15/15	10,641,940
2,900	Time Warner Cable, Inc.	6.750	07/01/18	3,025,631
1,940	Time Warner Cable, Inc.	6.750	06/15/39	1,894,138
1,760	Time Warner Cable, Inc.	8.250	04/01/19	2,000,353
5,375	Time Warner Cable, Inc.	8.750	02/14/19	6,272,082
2,595	Time Warner, Inc.	5.875	11/15/16	2,561,166

				40,515,786

	Media-Noncable 0.2%
3,365	Grupo Televisa SA (Mexico)	6.000	05/15/18	3,189,388
4,185	News America, Inc. (b)	6.900	03/01/19	4,368,537
3,555	Pearson Dollar Finance Two PLC (United Kingdom) (b)	6.250	05/06/18	3,415,865
4,585	Viacom, Inc.	6.875	04/30/36	4,236,494
3,240	Vivendi (France) (b)	6.625	04/04/18	3,267,125
3,125	WPP Finance (United Kingdom)	8.000	09/15/14	3,176,856

				21,654,265

	Metals 0.1%
5,435	ArcelorMittal (Luxembourg)	6.125	06/01/18	4,763,446
6,815	ArcelorMittal (Luxembourg)	9.850	06/01/19	7,366,620
2,945	Rio Tinto Finance USA Ltd. (Australia)	6.500	07/15/18	2,951,694

				15,081,760

	Noncaptive-Consumer Finance 0.3%
7,075	American Express Credit Corp., Ser C	7.300	08/20/13	7,362,450
13,225	General Electric Capital Corp.	5.625	05/01/18	12,529,259
6,316	Household Finance Corp.	6.375	10/15/11	6,461,799
740	HSBC Finance Corp.	5.500	01/19/16	697,107

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Noncaptive-Consumer Finance (Continued)
$7,060	HSBC Finance Corp.	6.750%	05/15/11	$7,262,191
1,925	HSBC Finance Corp.	8.000	07/15/10	1,998,987

				36,311,793

	Noncaptive-Diversified Finance 0.1%
2,420	General Electric Capital Corp.	4.750	09/15/14	2,380,014
6,905	Nationwide Building Society (United Kingdom) (b)	4.250	02/01/10	6,887,779

				9,267,793

	Non-US Agency 0.0%
4,900	KFW (Germany)	4.875	06/17/19	5,087,361

	Oil Field Services 0.1%
4,030	Transocean, Inc. (Cayman Islands)	6.000	03/15/18	4,196,737
4,235	Weatherford International Ltd. (Switzerland)	6.000	03/15/18	4,165,750

				8,362,487

	Packaging 0.0%
1,765	Sealed Air Corp. (b)	7.875	06/15/17	1,751,798

	Pharmaceuticals 0.6%
3,380	Amgen, Inc.	5.700	02/01/19	3,572,528
6,165	Amgen, Inc.	5.850	06/01/17	6,552,100
250	AstraZeneca PLC (United Kingdom)	5.900	09/15/17	268,145
2,180	AstraZeneca PLC (United Kingdom)	6.450	09/15/37	2,424,934
4,185	Biogen Idec, Inc.	6.875	03/01/18	4,247,076
2,235	Bristol-Myers Squibb Co.	5.450	05/01/18	2,372,131
3,145	GlaxoSmithKline Capital, Inc.	5.650	05/15/18	3,337,018
9,815	Merck & Co., Inc.	5.000	06/30/19	9,957,396
4,875	Novartis Capital Corp.	4.125	02/10/14	5,023,410
12,160	Pfizer, Inc.	6.200	03/15/19	13,322,958
7,905	Roche Holdings, Inc. (b)	6.000	03/01/19	8,444,477
760	Wyeth	5.450	04/01/17	794,871
850	Wyeth	5.500	02/15/16	890,979

				61,208,023

	Pipelines 0.2%
4,310	Enterprise Products Operating LLC	6.500	01/31/19	4,388,020
5,030	Kinder Morgan Energy Partners LP	5.950	02/15/18	4,931,945
3,815	Plains All American Pipeline LP	6.700	05/15/36	3,449,744
3,835	Texas Eastern Transmission LP	7.000	07/15/32	4,045,699

				16,815,408

	Property & Casualty Insurance 0.3%
3,020	Ace INA Holdings, Inc.	5.600	05/15/15	3,060,858
3,775	AIG SunAmerica Global Financing VI (b)	6.300	05/10/11	3,547,937
3,065	Allstate Corp.	7.450	05/16/19	3,321,752
11,475	Berkshire Hathaway Finance Corp.	5.400	05/15/18	11,846,159

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Property & Casualty Insurance (Continued)
$6,590	Catlin Insurance Co. Ltd. (Bermuda) (b) (d)	7.249%	12/31/49	$3,694,901
1,265	Chubb Corp.	5.750	05/15/18	1,314,377
5,366	Farmers Exchange Capital (b)	7.050	07/15/28	3,722,775
4,135	Travelers Cos., Inc.	5.800	05/15/18	4,257,627
305	Travelers Cos., Inc.	5.900	06/02/19	314,810
5,240	Two-Rock Pass Through Trust (Bermuda) (b) (e)	1.896	02/11/49	17,030

				35,098,226

	Railroads 0.2%
1,480	Canadian National Railway Co. (Canada)	5.550	05/15/18	1,548,797
1,390	Canadian National Railway Co. (Canada)	5.550	03/01/19	1,442,913
5,000	CSX Corp.	6.750	03/15/11	5,250,890
3,385	Norfolk Southern Corp. (b)	5.750	01/15/16	3,510,810
2,175	Union Pacific Corp.	6.125	02/15/20	2,259,653
5,985	Union Pacific Corp.	7.875	01/15/19	6,862,706

				20,875,769

	REITS 0.0%
2,650	Simon Property Group LP	6.750	05/15/14	2,665,455

	Restaurants 0.1%
1,260	McDonald’s Corp.	5.000	02/01/19	1,294,190
3,220	McDonald’s Corp.	5.700	02/01/39	3,199,318
111	McDonald’s Corp.	6.300	10/15/37	120,205

				4,613,713

	Retailers 0.3%
7,863	CVS Lease Pass-Through Trust (b)	6.036	12/10/28	6,736,077
7,350	Home Depot, Inc.	5.400	03/01/16	7,347,075
4,440	Walgreen Co.	5.250	01/15/19	4,627,448
4,720	Wal-Mart Stores, Inc.	4.125	02/01/19	4,602,685
9,240	Wal-Mart Stores, Inc.	4.250	04/15/13	9,608,879
220	Wal-Mart Stores, Inc.	6.200	04/15/38	237,247
1	Wal-Mart Stores, Inc.	6.500	08/15/37	1,121

				33,160,532

	Schools 0.1%
5,805	President and Fellows of Harvard College, Ser 2008D (b)	6.000	01/15/19	6,344,046

	Software 0.0%
1,740	Microsoft Corp.	4.200	06/01/19	1,703,310

	Supermarkets 0.1%
1,065	Delhaize America, Inc.	9.000	04/15/31	1,296,260

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Supermarkets (Continued)
$3,780	Delhaize Group (Belgium)	5.875%	02/01/14	$3,884,744
1,032	Kroger Co.	6.400	08/15/17	1,095,841

				6,276,845

	Technology 0.3%
3,375	Cisco Systems, Inc.	4.950	02/15/19	3,381,230
2,015	Cisco Systems, Inc.	5.900	02/15/39	1,991,231
1,815	Corning, Inc.	6.625	05/15/19	1,858,291
3,015	Hewlett-Packard Co.	4.750	06/02/14	3,150,916
2,180	Hewlett-Packard Co.	5.500	03/01/18	2,295,547
4,300	IBM Corp.	7.625	10/15/18	5,148,545
3,890	KLA Instruments Corp.	6.900	05/01/18	3,502,957
4,720	LG Electronics, Inc. (South Korea) (b)	5.000	06/17/10	4,693,601
895	Oracle Corp.	5.750	04/15/18	945,714
4,845	Xerox Corp.	6.350	05/15/18	4,331,217

				31,299,249

	Tobacco 0.1%
3,505	Altria Group, Inc.	9.250	08/06/19	3,942,424
3,465	BAT International Finance PLC (United Kingdom) (b)	9.500	11/15/18	4,079,112
4,510	Philip Morris International, Inc.	5.650	05/16/18	4,735,595

				12,757,131

	Wireless 0.1%
4,270	Verizon Wireless Capital LLC (b)	5.550	02/01/14	4,537,725
3,220	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	3,275,513

				7,813,238

	Wireline 0.7%
5,135	AT&T Corp.	8.000	11/15/31	5,943,259
15,932	AT&T, Inc.	6.300	01/15/38	15,444,210
1,830	Deutsche Telekom International Finance BV (Netherlands)	6.000	07/08/19	1,849,733
3,975	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	4,665,716
3,015	France Telecom SA (France)	8.500	03/01/31	3,883,091
3,610	SBC Communications, Inc.	6.150	09/15/34	3,437,709
1,575	Telecom Italia Capital SA (Luxembourg)	4.875	10/01/10	1,591,441
4,965	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	5,031,129
3,260	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	3,310,478
10,015	Telefonica Europe (Netherlands)	8.250	09/15/30	12,433,462
10,980	Verizon Communications, Inc.	5.500	02/15/18	10,922,849
3,930	Verizon Communications, Inc.	6.350	04/01/19	4,095,767
3,405	Verizon Communications, Inc.	8.950	03/01/39	4,312,913

				76,921,757

	Total Corporate Bonds 9.3%			1,014,630,286

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	United States Government Agencies & Obligations 9.3%
$11,400	Federal Home Loan Bank	5.000%	11/17/17	$12,151,727
30,200	Federal Home Loan Mortgage Corp.	2.500	01/07/14	29,937,653
23,700	Federal Home Loan Mortgage Corp.	3.000	07/28/14	23,775,816
65,000	Federal Home Loan Mortgage Corp.	4.875	06/13/18	70,076,240
7,000	Federal Home Loan Mortgage Corp.	6.750	03/15/31	8,704,969
40,200	Federal National Mortgage Association	1.875	04/20/12	40,390,950
500	Federal National Mortgage Association	4.250	08/15/10	520,492
5,970	Federal National Mortgage Association	6.625	11/15/30	7,334,557
68,980	United States Treasury Bonds	3.500	02/15/39	59,667,907
115,450	United States Treasury Bonds	6.750	08/15/26	150,283,459
3,557	United States Treasury Bonds	8.000	11/15/21	4,908,660
100,000	United States Treasury Notes	0.875	12/31/10	100,168,000
80,000	United States Treasury Notes	0.875	03/31/11	79,915,680
1,600	United States Treasury Notes	0.875	04/30/11	1,595,813
90,000	United States Treasury Notes	0.875	05/31/11	89,705,070
21,200	United States Treasury Notes	1.500	10/31/10	21,441,828
34,600	United States Treasury Notes	1.750	03/31/14	33,475,535
69,000	United States Treasury Notes	1.875	02/28/14	67,237,257
99,000	United States Treasury Notes	2.250	05/31/14	97,700,427
33,630	United States Treasury Notes	2.750	02/15/19	31,507,039
6,497	United States Treasury Notes	3.125	05/15/19	6,281,787
250	United States Treasury Notes	4.250	01/15/11	263,027
68,860	United States Treasury Notes	4.500	02/28/11	73,021,210

	Total United States Government Agencies & Obligations 9.3%			1,010,065,103

	Foreign Government Obligations 0.3%
16,195	Brazilian Government International Bond (Brazil)	6.000	01/17/17	16,705,143
6,235	Italian Republic (Italy)	6.875	09/27/23	7,014,624
4,245	Korea Railroad Corp. (Republic of Korea (South Korea)) (b)	5.375	05/15/13	4,153,333
7,020	Mexico Government International Bond (Mexico)	5.625	01/15/17	7,132,320
1,615	Republic of Peru (Peru)	7.125	03/30/19	1,732,088

	Total Foreign Government Obligations 0.3%			36,737,508

	Asset Backed Securities 0.2%
5,660	Capital Auto Receivables Asset Trust (e)	0.379	07/15/10	5,570,361
7,662	Capital Auto Receivables Asset Trust	4.980	05/15/11	7,785,122
1,559	Capital One Auto Finance Trust	5.070	07/15/11	1,558,693
3,679	Ford Credit Auto Owner Trust	5.260	10/15/10	3,697,403
2,916	GS Auto Loan Trust	5.370	12/15/10	2,938,053
3,702	Harley-Davidson Motorcycle Trust	4.070	02/15/12	3,747,950

	Total Asset Backed Securities 0.2%			25,297,582

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 0.1% California 0.0%
$2,745	California St Taxable Var Purp 3	5.950%	04/01/16	$2,640,772

	Illinois 0.1%
2,970	Illinois St Toll Hwy Auth Toll Hwy Rev Build America Bonds Direct Pmt Taxable Sr Priority	6.184	01/01/34	3,054,378

	Total Municipal Bonds 0.1%			5,695,150

Total Long-Term Investments 96.5% (Cost $11,308,184,921)				10,484,821,506

	Number of
Description	Contracts	Expiration Date	Exercise Price	Value

Purchased Options 0.0%
2-Year EuroDollar Midcurve Call, September 2009 (Cost $3,591,118)	4,620	09/19/09	97.75	$462,000

Short-Term Investments 3.2% Repurchase Agreements 3.1%
Banc of America Securities ($18,969,959 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $18,969,990)				18,969,959
JPMorgan Chase & Co. ($320,409,563 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $320,410,008)				320,409,563
State Street Bank & Trust Co. ($2,478 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $2,478)				2,478

Total Repurchase Agreements 3.1%				339,382,000

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Value

United States Government Agency Obligations 0.1%
United States Treasury Bill ($4,225,000 par, yielding 0.269%, 11/12/09 maturity) (f)	$4,220,827

Total Short-Term Investments 3.2% (Cost $343,602,827)	343,602,827

Total Investments 99.7% (Cost $11,655,378,866)	10,828,886,333

Foreign Currency 0.0% (Cost $111,286)	110,749

Other Assets in Excess of Liabilities 0.3%	34,962,739

Written Options 0.0%	(23,500)

Net Assets 100.0%	$10,863,936,321

Percentages are calculated as a percentage of net assets.

A security trading in a foreign market that closes before the New York Stock Exchange has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of that security is $25,621,763.

*	Zero coupon bond

(a)	Non-income producing security.

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date.

(d)	Variable Rate Coupon

(e)	Floating Rate Coupon

(f)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

(g)	See Note 2 to the financial statements regarding investment in Mitsubishi UFJ Financial Group, Inc.—ADR (Japan).

ADR—American Depositary Receipt
LYON—Liquid Yield Option Note

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Futures contracts outstanding as of June 30, 2009:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 2-Year Futures, September 2009 (Current Notional Value of $216,219 per contract)	1,347	$(408,853)
U.S. Treasury Notes 5-Year Futures, September 2009 (Current Notional Value of $114,719 per contract)	1,246	(123,950)

Total Long Contracts:	2,593	(532,803)

Short Contracts:
U.S. Treasury Bond 30-Year Futures, September 2009 (Current Notional Value of $118,359 per contract)	1,141	(1,787,415)
U.S. Treasury Notes 10-Year Futures, September 2009 (Current Notional Value of $116,266 per contract)	1,373	198,707

Total Short Contracts:	2,514	(1,588,708)

Total Futures Contracts	5,107	$(2,121,511)

Written options outstanding as of June 30, 2009:

	Exercise	Expiration	Number of
Name of Issuer	Price	Date	Contracts	Premium	Value

2-Year EuroDollar Midcurve Call, September 2009	$98.50	09/19/09	3,760	$(451,074)	$(23,500)

Swap agreements outstanding as of June 30, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Bank of America, N.A.	Sealed Air Corp.	Buy	1.120%	03/20/18	$1,540	$0	$4,794	BB+

Total Credit Default Swaps

*	Credit rating as issued by Standard and Poor’s.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets
Common & Convertible Preferred Stocks
Aerospace & Defense	$86,643,349	$—	$—	$86,643,349
Agricultural Products	30,372,451	—	—	30,372,451
Apparel Retail	43,899,520	—	—	43,899,520
Asset Management & Custody Banks	16,019,680	—	—	16,019,680
Auto Parts & Equipment	49,107,513	—	—	49,107,513
Broadcasting & Cable TV	124,829,901	—	—	124,829,901
Broadcasting—Diversified	61,607,176	—	—	61,607,176
Communications Equipment	118,147,776	—	—	118,147,776
Computer Hardware	130,447,615	—	—	130,447,615
Computer Storage & Peripherals	22,176,990	—	—	22,176,990
Consumer Electronics	101,539,290	—	—	101,539,290
Department Stores	62,398,560	—	—	62,398,560
Diversified Banks	52,790,353	25,621,763	—	78,412,116
Diversified Chemicals	—	99,643,048	—	99,643,048
Diversified Metals & Mining	67,397,950	111,262,470	—	178,660,420
Drug Retail	69,695,640	—	—	69,695,640
Electric Utilities	321,058,126	—	—	321,058,126
Electronic Equipment Manufacturers	76,696,653	—	—	76,696,653
Gold	100,532,026	—	—	100,532,026
Health Care Distributors	51,085,710	—	—	51,085,710
Health Care Equipment	174,573,906	—	—	174,573,906
Health Care Facilities	—	23,206,430	—	23,206,430
Health Care Services	—	21,450,000	—	21,450,000
Home Improvement Retail	151,154,021	—	—	151,154,021
Housewares & Specialties	—	16,983,925	—	16,983,925
Human Resource & Employment Services	91,376,944	—	—	91,376,944
Hypermarkets & Super Centers	25,038,636	—	—	25,038,636
Industrial Conglomerates	264,041,322	—	—	264,041,322
Industrial Machinery	127,176,045	—	—	127,176,045
Insurance Brokers	242,872,476	—	—	242,872,476
Integrated Oil & Gas	668,226,102	—	—	668,226,102
Integrated Telecommunication Services	172,549,319	—	—	172,549,319
Internet Software & Services	173,699,913	—	—	173,699,913

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Investment Banking & Brokerage	$102,504,462	$—	$—	$102,504,462
Motorcycle Manufacturers	33,990,749	—	—	33,990,749
Movies & Entertainment	367,996,454	—	—	367,996,454
Office Services & Supplies	15,271,972	—	—	15,271,972
Oil & Gas Equipment & Services	108,768,085	—	—	108,768,085
Oil & Gas Exploration & Production	221,775,589	—	—	221,775,589
Oil & Gas Storage & Transportation	—	27,809,825	—	27,809,825
Other Diversified Financial Services	470,662,628	—	—	470,662,628
Packaged Foods & Meats	146,262,402	175,061,667	—	321,324,069
Personal Products	80,910,522	—	—	80,910,522
Pharmaceuticals	335,705,054	110,865,098	—	446,570,152
Property & Casualty Insurance	242,749,273	—	—	242,749,273
Regional Banks	195,330,292	—	—	195,330,292
Reinsurance	24,472,784	—	—	24,472,784
Restaurants	60,585,902	—	—	60,585,902
Semiconductor Equipment	116,029,989	—	—	116,029,989
Semiconductors	83,685,075	—	—	83,685,075
Soft Drinks	52,688,221	—	—	52,688,221
Systems Software	19,627,073	—	—	19,627,073
Tobacco	36,121,722	—	—	36,121,722
Convertible Corporate Obligations & Corporate Bonds	—	2,402,828,726	—	2,402,828,726
United States Government Agencies & Obligations	—	1,010,065,103	—	1,010,065,103
Foreign Government Obligations	—	36,737,508	—	36,737,508
Asset Backed Securities	—	25,297,582	—	25,297,582
Municipal Bonds	—	5,695,150	—	5,695,150
Purchased Options	462,000	—	—	462,000
Short-Term Investments	—	343,602,827	—	343,602,827
Futures	198,707	—	—	198,707
Credit Default Swaps	—	4,794	—	4,794

Total Assets	$6,392,953,918	$4,436,135,916	$—	$10,829,089,834

Liabilities
Futures	(2,320,218)	—	—	(2,320,218)
Written Options	(23,500)	—	—	(23,500)

Total Liabilities	$(2,343,718)	$—	$—	$(2,343,718)

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Collateralized Mortgage
Obligations

Balance as of 12/31/08	$27,568
Accrued Discounts/Premiums	3
Realized Gain/Loss	(3,113,205)
Change in Unrealized Appreciation/Depreciation	3,106,976
Net Purchases/Sales	(21,342)
Net Transfers in and/or out of Level 3	-0-

Balance as of 6/30/09	$-0-

Net Change in Unrealized Appreciation/Depreciation from Investments still held as of 6/30/09	$-0-

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $11,655,378,866)	$10,828,886,333
Foreign Currency (Cost $111,286)	110,749
Cash	634
Receivables:
Investments Sold	45,408,641
Interest	28,818,552
Fund Shares Sold	14,462,625
Dividends	7,418,467
Variation Margin on Futures	252,422
Swap Contracts	4,794
Other	625,212

Total Assets	10,925,988,429

Liabilities:
Payables:
Fund Shares Repurchased	28,351,254
Investments Purchased	23,260,025
Investment Advisory Fee	3,198,540
Distributor and Affiliates	620,734
Written Options, at value (premiums received of $451,074)	23,500
Trustees’ Deferred Compensation and Retirement Plans	922,778
Accrued Expenses	5,675,277

Total Liabilities	62,052,108

Net Assets	$10,863,936,321

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$13,531,822,190
Accumulated Undistributed Net Investment Income	(37,578,856)
Net Unrealized Depreciation	(828,182,214)
Accumulated Net Realized Loss	(1,802,124,799)

Net Assets	$10,863,936,321

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $7,572,371,081 and 1,159,900,204 shares of beneficial interest issued and outstanding)	$6.53
Maximum sales charge (5.75%* of offering price)	0.40

Maximum offering price to public	$6.93

Class B Shares:
Net asset value and offering price per share (Based on net assets of $1,489,642,627 and 232,553,022 shares of beneficial interest issued and outstanding)	$6.41

Class C Shares:
Net asset value and offering price per share (Based on net assets of $1,235,544,087 and 191,882,357 shares of beneficial interest issued and outstanding)	$6.44

Class R Shares:
Net asset value and offering price per share (Based on net assets of $143,848,004 and 21,935,797 shares of beneficial interest issued and outstanding)	$6.56

Class I Shares:
Net asset value and offering price per share (Based on net assets of $422,530,522 and 64,707,382 shares of beneficial interest issued and outstanding)	$6.53

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $2,896,912)	$103,854,068
Interest	73,463,653

Total Income	177,317,721

Expenses:
Investment Advisory Fee	18,766,095
Distribution (12b-1) and Service Fees
Class A	9,263,084
Class B	1,873,750
Class C	5,987,436
Class R	339,886
Transfer Agent Fees	10,848,753
Reports to Shareholders	1,226,955
Accounting and Administrative Expenses	844,418
Professional Fees	314,920
Custody	234,473
Trustees’ Fees and Related Expenses	160,428
Registration Fees	106,910
Other	183,932

Total Expenses	50,151,040
Less Credits Earned on Cash Balances	22,496

Net Expenses	50,128,544

Net Investment Income	$127,189,177

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(664,144,798)
Written Options	(2,734,847)
Foreign Currency Transactions	(24,667)
Futures	4,655,229
Swap Contracts	150,377,798

Net Realized Loss	(511,871,285)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,393,959,583)

End of the Period:
Investments	(826,492,533)
Futures	(2,121,511)
Foreign Currency Translation	(537)
Swap Contracts	4,794
Written Options	427,573

(828,182,214)

Net Unrealized Appreciation During the Period	565,777,369

Net Realized and Unrealized Gain	$53,906,084

Net Increase in Net Assets From Operations	$181,095,261

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$127,189,177	$397,313,444
Net Realized Loss	(511,871,285)	(1,232,625,977)
Net Unrealized Appreciation/Depreciation During the Period	565,777,369	(3,550,450,672)

Change in Net Assets from Operations	181,095,261	(4,385,763,205)

Distributions from Net Investment Income:
Class A Shares	(98,895,877)	(311,097,826)
Class B Shares	(20,362,736)	(67,418,301)
Class C Shares	(12,207,309)	(39,897,038)
Class R Shares	(1,665,233)	(4,776,162)
Class I Shares	(5,549,218)	(12,268,513)

	(138,680,373)	(435,457,840)

Distributions from Net Realized Gain:
Class A Shares	-0-	(9,737,846)
Class B Shares	-0-	(2,204,383)
Class C Shares	-0-	(1,736,510)
Class R Shares	-0-	(154,420)
Class I Shares	-0-	(327,844)

	-0-	(14,161,003)

Total Distributions	(138,680,373)	(449,618,843)

Net Change in Net Assets from Investment Activities	42,414,888	(4,835,382,048)

From Capital Transactions:
Proceeds from Shares Sold	794,759,323	2,256,739,415
Net Asset Value of Shares Issued Through Dividend Reinvestment	127,253,826	410,686,331
Cost of Shares Repurchased	(1,855,263,328)	(5,308,254,206)

Net Change in Net Assets from Capital Transactions	(933,250,179)	(2,640,828,460)

Total Decrease in Net Assets	(890,835,291)	(7,476,210,508)
Net Assets:
Beginning of the Period	11,754,771,612	19,230,982,120

End of the Period (Including accumulated undistributed net investment income of $(37,578,856) and $(26,087,660), respectively)	$10,863,936,321	$11,754,771,612

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class A Shares	2009	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$6.45	$8.84	$9.12		$8.68		$8.62	$7.90

Net Investment Income	0.08 (a)	0.20 (a)	0.22	(a)	0.20	(a)	0.17	0.16
Net Realized and Unrealized Gain/Loss	0.08	(2.36)	0.08		0.86		0.49	0.75

Total from Investment Operations	0.16	(2.16)	0.30		1.06		0.66	0.91

Less:
Distributions from Net Investment Income	0.08	0.22	0.22		0.20		0.18	0.18
Distributions from Net Realized Gain	-0-	0.01	0.36		0.42		0.42	0.01

Total Distributions	0.08	0.23	0.58		0.62		0.60	0.19

Net Asset Value, End of the Period	$6.53	$6.45	$8.84		$9.12		$8.68	$8.62

Total Return (b)	2.66% *	–24.78%	3.26%		12.53%		7.81%	11.77%
Net Assets at End of the Period (In millions)	$7,572.4	$8,214.1	$13,332.5		$12,604.9		$10,376.7	$7,737.1
Ratio of Expenses to Average Net Assets	0.87%	0.79%	0.76%		0.78%		0.78%	0.80%
Ratio of Net Investment Income to Average Net Assets	2.48%	2.59%	2.32%		2.29%		1.98%	1.97%
Portfolio Turnover	43% *	56%	35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,		Year Ended December 31,
Class B Shares	2009		2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$6.33		$8.68		$8.97		$8.55		$8.49	$7.79

Net Investment Income	0.07	(a)	0.20	(a)	0.17	(a)	0.13	(a)	0.11	0.10
Net Realized and Unrealized Gain/Loss	0.09		(2.32)		0.08		0.84		0.49	0.73

Total from Investment Operations	0.16		(2.12)		0.25		0.97		0.60	0.83

Less:
Distributions from Net Investment Income	0.08		0.22		0.18		0.13		0.12	0.12
Distributions from Net Realized Gain	-0-		0.01		0.36		0.42		0.42	0.01

Total Distributions	0.08		0.23		0.54		0.55		0.54	0.13

Net Asset Value, End of the Period	$6.41		$6.33		$8.68		$8.97		$8.55	$8.49

Total Return (b)	2.71%	(c)*	–24.78%	(c)	2.71%	(c)	11.66%		7.15%	10.85%
Net Assets at End of the Period (In millions)	$1,489.6		$1,693.8		$2,978.3		$3,270.4		$3,222.1	$3,076.3
Ratio of Expenses to Average Net Assets	0.87%	(c)	0.79%	(c)	1.25%	(c)	1.53%		1.53%	1.55%
Ratio of Net Investment Income to Average Net Assets	2.48%	(c)	2.59%	(c)	1.83%	(c)	1.54%		1.22%	1.21%
Portfolio Turnover	43%	*	56%		35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,		Year Ended December 31,
Class C Shares	2009		2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$6.36		$8.72		$9.01		$8.58		$8.52	$7.82

Net Investment Income	0.05	(a)	0.14	(a)	0.14	(a)	0.14	(a)	0.11	0.10
Net Realized and Unrealized Gain/Loss	0.09		(2.32)		0.08		0.84		0.49	0.73

Total from Investment Operations	0.14		(2.18)		0.22		0.98		0.60	0.83

Less:
Distributions from Net Investment Income	0.06		0.17		0.15		0.13		0.12	0.12
Distributions from Net Realized Gain	-0-		0.01		0.36		0.42		0.42	0.01

Total Distributions	0.06		0.18		0.51		0.55		0.54	0.13

Net Asset Value, End of the Period	$6.44		$6.36		$8.72		$9.01		$8.58	$8.52

Total Return (b)	2.33%	(c)*	–25.33%	(c)	2.41%		11.73%		7.12%	10.81%
Net Assets at End of the Period (In millions)	$1,235.5		$1,340.4		$2,333.4		$2,267.4		$1,968.8	$1,561.6
Ratio of Expenses to Average Net Assets	1.61%	(c)	1.50%	(c)	1.51%		1.53%		1.53%	1.55%
Ratio of Net Investment Income to Average Net Assets	1.73%	(c)	1.88%	(c)	1.57%		1.54%		1.22%	1.22%
Portfolio Turnover	43%	*	56%		35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class R Shares	2009	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$6.48	$8.87	$9.16		$8.72		$8.65	$7.93

Net Investment Income	0.07 (a)	0.18 (a)	0.19	(a)	0.18	(a)	0.15	0.15
Net Realized and Unrealized Gain/Loss	0.09	(2.36)	0.08		0.86		0.50	0.74

Total from Investment Operations	0.16	(2.18)	0.27		1.04		0.65	0.89

Less:
Distributions from Net Investment Income	0.08	0.20	0.20		0.18		0.16	0.16
Distributions from Net Realized Gain	-0-	0.01	0.36		0.42		0.42	0.01

Total Distributions	0.08	0.21	0.56		0.60		0.58	0.17

Net Asset Value, End of the Period	$6.56	$6.48	$8.87		$9.16		$8.72	$8.65

Total Return (b)	2.52% *	–24.89%	2.87%		12.20%		7.65%	11.45%
Net Assets at End of the Period (In millions)	$143.8	$148.4	$192.9		$151.8		$101.8	$40.8
Ratio of Expenses to Average Net Assets	1.12%	1.04%	1.01%		1.03%		1.03%	1.05%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.35%	2.07%		2.04%		1.73%	1.72%
Portfolio Turnover	43% *	56%	35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months							December 22, 2004
	Ended							(Commencement
	June 30,	Year Ended December 31,						of Operations) to
Class I Shares	2009	2008	2007		2006		2005	December 31, 2004

Net Asset Value, Beginning of the Period	$6.45	$8.84	$9.12		$8.69		$8.61	$8.58

Net Investment Income	0.08 (a)	0.22 (a)	0.24	(a)	0.23	(a)	0.17	0.00 (c)
Net Realized and Unrealized Gain/Loss	0.09	(2.36)	0.08		0.84		0.53	0.03

Total from Investment Operations	0.17	(2.14)	0.32		1.07		0.70	0.03

Less:
Distributions from Net Investment Income	0.09	0.24	0.24		0.22		0.20	-0-
Distributions from Net Realized Gain	-0-	0.01	0.36		0.42		0.42	-0-

Total Distributions	0.09	0.25	0.60		0.64		0.62	-0-

Net Asset Value, End of the Period	$6.53	$6.45	$8.84		$9.12		$8.69	$8.61

Total Return (b)	2.78% *	–24.60%	3.52%		12.68%		8.33%	0.35% *
Net Assets at End of the Period (In millions)	$422.5	$358.1	$392.8		$154.7		$58.7	$1.5
Ratio of Expenses to Average Net Assets	0.62%	0.54%	0.51%		0.53%		0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets	2.70%	2.85%	2.57%		2.53%		2.17%	1.20%
Portfolio Turnover	43% *	56%	35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $.01 per share.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Equity and Income Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Options are valued at the last sale price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during the period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At June 30, 2009, the Fund had no when-issued, delayed delivery or forward purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $748,794,735 which will expire on December 31, 2016.
At June 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$11,676,149,383

Gross tax unrealized appreciation	$578,980,408
Gross tax unrealized depreciation	(1,426,243,458)

Net tax unrealized depreciation on investments	$(847,263,050)

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the fiscal period ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income	$435,457,840
Long-term capital gain	14,161,003

$449,618,843

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,440,857

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Fund’s custody fee was reduced by $22,496 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expense are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

I. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $150 million	.50%
Next $100 million	.45%
Next $100 million	.40%
Over $350 million	.35%

For the six months ended June 30, 2009, the Fund recognized expenses of approximately $293,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $403,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $2,280,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $625,200 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended June 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $880,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $1,323,800. Sales charges do not represent expenses of the Fund. For the six months ended June 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co. Inc., an affiliate of the Adviser, totaling $244,962.
The Fund invests in Mitsubishi UFJ Financial Group, Inc—ADR (Japan), an affiliate of the Adviser. A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2009 is as follows:

	Purchase	Sales	Income	12/31/2008	6/30/2009
Investment	Cost	Proceeds	Earned	Value	Value

Common Stocks
Mitsubishi UFJ Financial Group, Inc.—ADR (Japan)	$-0-	$-0-	$-0-	$14,479,236	$14,316,024

Total	$-0-	$-0-	$-0-	$14,479,236	$14,316,024

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended June 30, 2009, and the year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	88,796,242	$547,139,889	209,752,460	$1,632,378,217
Class B	9,483,151	57,355,409	20,444,876	156,684,986
Class C	8,642,087	52,595,568	22,766,621	174,710,806
Class R	4,216,666	26,138,842	11,383,764	90,560,554
Class I	17,623,848	111,529,615	26,999,012	202,404,852

Total Sales	128,761,994	$794,759,323	291,346,733	$2,256,739,415

Dividend Reinvestment:
Class A	15,522,244	$93,605,147	40,048,573	$302,283,375
Class B	3,225,518	19,060,426	8,744,988	64,763,050
Class C	1,717,059	10,175,116	4,593,803	34,171,381
Class R	220,274	1,336,216	519,488	3,913,802
Class I	503,101	3,076,921	743,947	5,554,723

Total Dividend Reinvestment	21,188,196	$127,253,826	54,650,799	$410,686,331

Repurchases:
Class A	(218,084,553)	$(1,308,714,074)	(485,002,634)	$(3,687,403,278)
Class B	(47,765,825)	(285,594,274)	(104,834,921)	(783,122,460)
Class C	(29,142,467)	(173,367,032)	(84,462,156)	(633,567,762)
Class R	(5,411,203)	(32,943,117)	(10,732,968)	(82,103,959)
Class I	(8,941,830)	(54,644,831)	(16,669,258)	(122,056,747)

Total Repurchases	(309,345,878)	$(1,855,263,328)	(701,701,937)	$(5,308,254,206)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $2,438,327,714 and $2,501,135,074, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $1,907,719,445 and $2,298,124,481, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

A. Futures Contract The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six month period ended June 30, 2009, were as follows:

Contracts

Outstanding at December 31, 2008	10,952
Futures Opened	34,193
Futures Closed	(40,038)

Outstanding at June 30, 2009	5,107

B. Option Contracts The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursing its investment objectives. The Fund may use options contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options were as follows:

	Number of	Premiums
	Contacts	Received

Options outstanding at December 31, 2008	2,724	$1,354,782
Options written	7,052	1,337,237
Options terminated in closing purchase transactions	(6,016)	(2,240,945)
Options exercised	-0-	-0-
Options expired	-0-	-0-

Options outstanding at June 30, 2009	3,760	$451,074

C. Swap Contracts The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (“FSP FAS 133-1 and FIN 45-4”), effective December 31, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/ depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2009.

	Asset Derivatives			Liability Derivatives
	Balance Sheet			Balance Sheet
Primary Risk Exposure	Location	Fair Value		Location	Fair Value

Credit Contracts	Swap Contracts	$4,794		Swap Contracts	$-0-
Interest Rate Contracts	Total Investments, Variation Margin on Futures	660,707	*	Written Options, at value, Variation Margin on Futures	(2,343,718	)*

Total		$665,501			$(2,343,718)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments/footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended June 30, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
	Purchased	Written
Primary Risk Exposure	Options	Options	Futures	Swaps	Total

Credit Contracts	$-0-	$-0-	$-0-	$992,405	$992,405
Equity Contracts	-0-	-0-	15,158,681	-0-	15,158,681
Interest Rate Contracts	4,600,613	(2,734,847)	(10,503,452)	149,385,393	140,747,707

Total	$4,600,613	$(2,734,847)	$4,655,229	$150,377,798	$156,898,793

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
	Purchased	Written
Primary Risk Exposure	Options	Options	Futures	Swaps	Total

Credit Contracts	$-0-	$-0-	$-0-	$(1,398,050)	$(1,398,050)
Interest Rate Contracts	(7,003,599)	3,005,566	22,598,851	(144,495,627)	(125,894,809)

Total	$(7,003,599)	$3,005,566	$22,598,851	$(145,893,677)	$(127,292,859)

6. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Equity and Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Your Notes

Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

25, 125, 225, 625, 525
EQISAN 08/09
IU09-03515P-Y06/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Equity and Income Fund

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	August 20, 2009